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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549




                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  February 27, 1998



                          Hutchinson Technology Incorporated
                -----------------------------------------------------
                (Exact name of registrant as specified in its charter)


             Minnesota                  0-14709              41-0901840
--------------------------------  ----------------      ---------------------
  (State or other jurisdiction of  (Commission File       (I.R.S. Employer
 incorporation or organization)        Number)           Identification No.)

       40 West Highland Park
       Hutchinson, Minnesota             55350            (320) 587-3797
--------------------------------  ----------------      ---------------------
  (Address of principal executive     (Zip Code)       (Registrant's telephone
            offices)                               number, including area code)

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1     Press release relating to operating results.
99.2     Press release relating to proposed private offering of notes.



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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 5, 1998

                                        HUTCHINSON TECHNOLOGY INCORPORATED
                                          Registrant


                                        By  /s/ John A. Ingleman
                                          --------------------------------------
                                          Its Chief Financial Officer




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